SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2006


                                       FH


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2006


                             Payment Date: 01/25/06


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        22,782,000.00    6.027966%     1,301,335.88    113,838.39    1,415,174.27       0.00     602.55
                        1A2         1,672,000.00    6.027966%        95,506.70      8,354.74      103,861.44       0.00      44.23
Residual                1AR               100.00    6.027966%           100.00          0.50          100.50       0.00       0.00
                        2A1       213,133,000.00    6.031370%     2,025,155.26  1,071,236.64    3,096,391.90       0.00       0.00
                        3A1        67,436,000.00    6.407868%     1,523,877.67    360,100.85    1,883,978.52       0.00       0.00
                        3A2         4,950,000.00    6.407868%       111,857.09     26,432.46      138,289.55       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,272,000.00    6.119028%         1,336.36     47,047.50       48,383.86       0.00     232.19
                        B2          3,974,000.00    6.119028%           572.77     20,164.66       20,737.43       0.00      99.52
                        B3          2,318,000.00    6.119028%           334.09     11,761.88       12,095.97       0.00      58.04
                        B4          2,484,000.00    6.119028%           358.02     12,604.18       12,962.20       0.00      62.21
                        B5          1,822,000.00    6.119028%           262.60      9,245.10        9,507.70       0.00      45.62
                        B6          1,324,764.87    6.119028%           190.94      6,722.05        6,912.99       0.00      33.18
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        331,167,864.87     -            5,060,887.37  1,687,508.95    6,748,396.32     -        1,177.54
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        21,480,664.12            602.55
                                1A2         1,576,493.30             44.23
Residual                        1AR                 0.00              0.00
                                2A1       211,107,844.74              0.00
                                3A1        65,912,122.33              0.00
                                3A2         4,838,142.91              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,270,663.64            232.19
                                B2          3,973,427.23             99.52
                                B3          2,317,665.91             58.04
                                B4          2,483,641.98             62.21
                                B5          1,821,737.40             45.62
                                B6          1,324,573.93             33.18
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        326,106,977.50          1,177.54
--------------------------------------------------------------------------------

                             Payment Date: 01/25/06


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    22,782,000.00     6.027966% 32051GQ57    57.121231      4.996857    942.878769
                           1A2     1,672,000.00     6.027966% 32051GQ65    57.121231      4.996854    942.878769
Residual                   1AR           100.00     6.027966% 32051GQ73   1,000.000000    5.000000      0.000000
                           2A1   213,133,000.00     6.031370% 32051GQ81     9.501838      5.026142    990.498162
                           3A1    67,436,000.00     6.407868% 32051GQ99    22.597391      5.339890    977.402609
                           3A2     4,950,000.00     6.407868% 32051GR23    22.597391      5.339891    977.402609
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,272,000.00     6.119028% 32051GR31     0.144129      5.074148    999.855871
                           B2      3,974,000.00     6.119028% 32051GR49     0.144129      5.074147    999.855871
                           B3      2,318,000.00     6.119028% 32051GR56     0.144129      5.074150    999.855871
                           B4      2,484,000.00     6.119028% 32051GR98     0.144129      5.074147    999.855871
                           B5      1,822,000.00     6.119028% 32051GS22     0.144129      5.074149    999.855871
                           B6      1,324,764.87     6.119028% 32051GS30     0.144129      5.074146    999.855871
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     331,167,864.87       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        24,729,201.69   225,678,394.72    75,699,381.09
Loan count                    108             1107              127
Avg loan rate           6.402966%        6.406370%        6.782868%
Prepay amount        1,393,277.11     1,993,795.77     1,626,083.58

                          Total
                          -----
Prin balance       326,106,977.50
Loan count                   1342
Avg loan rate                6.49
Prepay amount        5,013,156.46

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         8,033.87        70,019.50        23,780.75
Sub servicer fees            0.00             0.00             0.00
Trustee fees               130.63         1,138.53           386.68


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00         2,940.00

                          Total
                          -----
Master serv fees       101,834.12
Sub servicer fees            0.00
Trustee fees             1,655.84


Agg advances                  N/A
Adv this period          2,940.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                  522,527.90     4,554,113.88     1,546,715.52
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                6,623,357.30
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.600857%           100.000000%            309,973,100.00
   -----------------------------------------------------------------------------
   Junior            6.399143%             0.000000%             21,191,710.09
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,748,396.32          6,748,396.32
Principal remittance amount            5,060,887.37          5,060,887.37
Interest remittance amount             1,687,508.95          1,687,508.95